                                                                    EXHIBIT 10.2




        ________________________________________________________________

        ________________________________________________________________



                          SUBORDINATED PROMISSORY NOTE
                                  (TERM LOAN)

                 DELIVERED TO:             THE BOARD OF TRUSTEES
                                           OF THE POLICEMEN
                                           AND FIREMEN RETIREMENT SYSTEM OF THE
                                           CITY OF DETROIT

                 BY:                       MCA FINANCIAL CORP.
                                           MCA MORTGAGE CORPORATION
                                           MORTGAGE CORPORATION OF AMERICA
                                           MORTGAGE CORPORATION OF AMERICA,
                                            INC.
                                           MCA REALTY CORPORATION
                                           COMPLETE FINANCIAL CORP.
                                           SECURITIES CORPORATION OF
                                            AMERICA

                 DATE:                      JULY 18, 1996



        ________________________________________________________________

        ________________________________________________________________

                          SUBORDINATED PROMISSORY NOTE
                                  (TERM LOAN)

PRINCIPAL AMOUNT:                  FARMINGTON HILLS, MICHIGAN
$15,000,000.00


DUE DATE: JUNE 30, 2006            DATED: JULY 18, 1996

         FOR VALUE RECEIVED, the undersigned (hereinafter referred to as "Borrowers"), jointly and severally promise to pay to the order of The Board of Trustees of the Policemen and Firemen Retirement System of the City of Detroit (hereinafter referred to as "Lender") at its offices located at 908 City-County Building, Detroit, Michigan 48221, or at such other place as Lender may designate in writing, the principal sum of Fifteen Million and No/100 ($15,000,000.00) Dollars, or such lesser sum as has been advanced by Lender, plus interest as hereinafter provided, in lawful money of the United States, due Lender by Borrowers. This Subordinated Promissory Note (Term Loan) ("Note") is executed and delivered pursuant to a Loan and Financing Agreement between Lender and Borrowers dated of even date herewith, including all amendments, modifications, alterations, and extensions thereto, and restatements thereof ("Loan Agreement") and all terms defined in the Loan Agreement and used herein shall have the meaning ascribed to them in the Loan Agreement.

         1.      INTEREST:

                 The unpaid principal balance outstanding from time to time under this Note shall bear interest on a basis of a year of 360 days for the actual number of days elapsed in a month, at a per annum rate of Ten (10.00%) percent (the "Effective Interest Rate"). For the purposes hereof, the Escrow Funds shall not be a credit against the principal balance outstanding under this Note.

         2.      PAYMENTS:

                 This Note shall be repaid by (x) quarterly installments of interest only, commencing on the First (1st) Business Day of July, 1996, and continuing on the First (1st) Business Day of each October, January, April and July (each hereinafter referred to as a "Quarterly Payment Date") ("Stipulated Quarterly Interest Payments"), which shall be paid to Lender, and (y) Required Escrow Principal Payments (as and when due under the Loan Agreement), until the First (1st) Business Day in the month of July, 2001 (hereinafter referred to as "Amortization Commencement Date"), which shall be paid to Escrow Agent. Commencing on the Amortization Commencement Date, this Note shall be repaid by consecutive equal quarterly installments of principal and interest paid to Lender (such payments first applied to interest accrued hereunder and the balance, if any, to principal) and continuing on each Quarterly Payment Date thereafter, until the Due Date of this Note, in an amount sufficient to amortize and pay in full the principal balance outstanding on the Amortization Commencement Date, together with interest at the Effective Interest Rate, by the Due Date of this Note ("Stipulated Quarterly Principal and Interest Payments"). On the Due Date, the unpaid principal balance and all accrued interest thereon shall be due and payable in full.

         3.      METHOD OF PAYMENT:

                 Any payment made by mail will be deemed tendered and received only upon actual receipt at the address of Lender or Escrow Agent designated for such payment whether or not Lender has authorized payment by mail or any other manner. Borrowers hereby expressly assume all risk of loss or liability resulting from non-delivery or delay in delivery of any payment transmitted by mail or in any other manner.

         4.      NON-WAIVER:

                 No delay or failure of Lender in exercising any right, remedy, power or privilege hereunder shall affect such right, remedy, power or privilege, nor shall any single or partial exercise thereof preclude the exercise of any other right, remedy, power or privilege. No delay or failure of Lender at any time to demand strict adherence to the terms of this Note shall be deemed to constitute a course of conduct inconsistent with the Lender's right at any time, before or after any Event of Default, to demand strict adherence to the terms of this Note.

         5.      PREPAYMENT:

                 Borrowers may prepay this Note, in whole but not in part, at anytime, in accordance with the following:

                 (a)      Borrowers shall give to Lender and each Senior





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Lender, Twenty (20) Business Days prior written notice of the prepayment date
("Prepayment Date"); and

                 (b) On the Prepayment Date, Borrowers tender to Lender in good U.S. Funds, the total amount of the Indebtedness, plus a prepayment fee ("Prepayment Fee") calculated in accordance with the following:





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              Prepayment Date                   Prepayment Fee
              [Occurring in the                 Calculated by applying
                   following                    the following
                  period(s)]                    percentage(s) to the
                                                Principal Balance
                                                outstanding on
                                                the Prepayment Date]


                 July 1, 1996 - June 30, 1997              5%
                 July 1, 1997 - June 30, 1998              4%
                 July 1, 1998 - June 30, 1999              3%
                 July 1, 1999 - June 30, 2000              2%
                 July 1, 2000 - June 30, 2001              1%
                 July 1, 2001 - June 30, 2002              1%
                 July 1, 2002 - June 30, 2003              1%
                 July 1, 2003 - June 30, 2004              1%
                 July 1, 2004 - June 30, 2005              1%
                 July 1, 2005 - June 30, 2006              1%

                 (c) In addition to the foregoing, and in order to avoid Borrower's evasion of the Prepayment Fee, the Prepayment Fee shall be calculated and be due and payable, whether or not any prepayments are made, upon the date of acceleration of the Indebtedness following the occurrence of a Matured Event of Default.

                 (d) Required Escrow Principal Payments shall not be deemed a prepayment.

         6.      MAXIMUM RATE OF INTEREST:

                 Nothing herein contained, nor any transaction relating thereto, or hereto, shall be construed or so operate as to require the Borrowers to pay, or be charged, interest at a greater rate than the maximum allowed by the applicable law relating to this Note. Should any interest or other charges, charged, paid or payable by the Borrowers in connection with this Note, or any other document delivered in connection herewith, result in the charging, compensation, payment or earning of interest in excess of the maximum allowed by the applicable law as aforesaid, then any and all such excess shall be and the same is hereby waived by the





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holder, and any and all such excess paid shall be automatically credited against and in reduction of the principal due under this Note. If Lender shall reasonably determine that the Effective Interest Rate (together with all other charges or payments related hereto that may be deemed interest) stipulated under this Note is, or may be, usurious or otherwise limited by law, the unpaid balance of this Note, with accrued interest at the highest rate then permitted to be charged by stipulation in writing between Lender and Borrowers, at the option of Lender, shall immediately become due and payable.

         7.      ACCELERATION/COSTS OF COLLECTION/DEFAULT RATE/LATE CHARGES:

                 Upon the occurrence of a Matured Event of Default as set forth in the Loan Agreement and acceleration by Lender, the entire unpaid principal balance and all accrued interest shall be immediately due and payable, together with (to the extent permitted under applicable law) the reasonable costs, attorney's fees, and outside consultants' fees reasonably incurred by Lender in collecting or enforcing payment, and all other portions of the Indebtedness. During any period of an Event of Default as defined in the Loan Agreement, the outstanding principal amount hereof shall bear interest at a rate which is equal to an additional Five (5%) percent per annum. If any required installment is not paid within Seven (7) Business Days from the date same is due, then, at the option of Lender, in addition to all other sums due hereunder, a late charge of not more than Three Cents ($.03) for each Dollar of the installment so overdue may be charged.

         8.      ESCROW FUNDS:

                 Borrowers by execution hereof, and Senior Lenders by execution of a Counterpart of the Senior Lender Approval hereinafter provided for, hereby acknowledge; that (x) the Escrow Agreement is solely for the benefit of Lender in disbursing and collecting funds, and (y) the Escrow Agent is solely the agent of Lender, and (z) all Escrow Funds are the sole and exclusive property of Lender, and Borrowers and Senior Lenders shall have no right, title or interest in any of the Escrow Funds, or any claim for any of the foregoing with respect to the Escrow Funds, provided however, that any sums delivered to the Escrow Agent by Borrowers that are in excess of Required Escrow Principal Payments at the





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time of delivery ("Excess Escrow Payments") shall be returned by Escrow Agent
(to the extent the amount of such Excess Escrow Payments are in the Escrow Account) to Borrowers, provided Escrow Agent shall have received written demand of any Senior Lender within One Hundred Eighty (180) calendar days of the date of receipt of such Excess Escrow Payments.

         9.      APPLICATION OF PAYMENTS:

                 Acceptance by Lender of any payment in an amount less than the amount then due shall be deemed an acceptance on account only, and the failure to pay the entire amount then due shall be and continue to be an Event of Default, and at any time thereafter and until the entire amount then due has been paid, and if such Event of Default becomes a Matured Event of Default, Lender shall be entitled to exercise all rights conferred upon it by this instrument upon occurrence of a Matured Event of Default.

        10.      WAIVERS:

                 Borrowers hereby waive presentment for payment, demand, notice of non-payment (except such notice, if any, as required under the Loan Agreement), notice of protest and protest of this Note, diligence in collection or bringing suit. The liability of Borrowers shall be absolute and unconditional, without regard to the liability of any other party hereto. Notwithstanding the foregoing if an Event of Default or Matured Event of Default occurs [other than (x) an Insolvency Event, or (y) a Senior Lender Default], Lender shall give Thirty (30) calendar days prior written notice to the Senior Lenders before Lender (a) accelerates the Indebtedness, and (b) exercise or enforces its rights under the Loan Agreement or Put Agreement. In all events the Senior Lender, Borrowers and Lender, agree that upon an Insolvency Event, or acceleration of any Senior Debt, the Indebtedness evidenced by the Note, and the Purchase Price under the Put Agreement due Lender from MCA Financial Corp. shall be accelerated, due and payable, without notice by Lender to Senior Lenders or Borrowers, provided however, notwithstanding such acceleration, and the rights incident thereto, the Indebtedness (which includes the Purchase Price under the Put Agreement due Lender from MCA Financial Corp.) shall not be paid until the Senior Debt is paid in full.

        11.      ADDITIONAL TERMS/INCORPORATION:





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                 This Note is executed pursuant to the Loan Agreement and the
Related Documents therein described. Reference is hereby made to said Loan Agreement and Related Documents for additional terms relating to the transaction giving rise to this Note, the security given for this Note and additional terms and conditions under which this Note matures or accelerates.

        12.      SUBORDINATION AGREEMENTS:

                 Notwithstanding anything herein contained, this Note and the payments due thereunder [excluding any Escrow Funds, (but subject to Section 8 of this Note)], are hereby expressly subordinated to the Senior Debt (as hereinafter defined), in accordance with, and subject to the following ("Subordination Agreements"):

                 A. All payments due hereunder from the Borrowers shall be paid in accordance with the terms hereof, until Lender has received a written notice from any Senior Lender (as hereinafter defined) that a Senior Debt Default exists, at which time no payments under the Note (including the payment of the Purchase Price under the Put Agreement due Lender from MCA Financial Corp.) may be paid by Borrowers nor collected or demanded by Lender, provided further however, that any sums delivered to Lender by Borrowers, whether or not a Senior Debt Default exists, that are in excess of Stipulated Quarterly Interest Payments or Stipulated Quarterly Principal and Interest Payments ("Excess Stipulated Payments") shall be returned to Borrowers, provided Lender shall have received written demand of any Senior Lender within One Hundred Eighty (180) calendar days of the receipt of such Excess Stipulated Payments.

                 B.       In the event the Senior Debt Default set forth in
Section 12 A above is cured or no longer exists, the Senior Lender sending the notice of the Senior Debt Default shall promptly notify Lender and Lender's Authorized Agent by facsimile at (810) 352-0018, Attn: Jon Woods (or as such notification may be changed by Lender from time to time), and the payments so deferred as a result of Section 12 A shall be paid within Two (2) Business Days of such notice and payments thereafter due hereunder shall be made and continue until Section 12 A is thereafter complied with. In the event a Senior Debt Default continues, this Note and the payments





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due hereunder shall continue to be subordinated to the full payment of the
Senior Debt to which the Senior Debt Default applies. Any sums received by Lender in violation of these Subordination Agreements after notice of a Senior Debt Default as herein required shall be paid over to the Senior Lenders, and until so paid shall be held by Lender in trust for the benefit of the Senior Lenders.

                 C. The amount of the Senior Debt owed to a Senior Lender to which this Note and the payments due thereunder is subordinated, shall not exceed the amount of such Senior Debt outstanding in accordance with each Request For Approval applicable thereto.

                 D. All Senior Debt shall rank pari passu, but the same shall not be deemed inconsistent with the other provisions hereof.

                 E. Lender shall give the Senior Lenders a copy of any notice to any of the Borrowers, which sets forth a Matured Event of Default (as defined in the Loan Agreement).

        13.      DEFINITIONS:

                 For purposes of this Note, the following terms shall have the following meanings:

                          (1)     "Authorized Agent" shall mean Plante & Moran,
L.L.P. or any substitute thereof designated by Lender in writing to Borrowers, from time to time.

                          (2)     "Escrow Account" shall mean the Escrow
Account as defined in and established by the Escrow Agreement.

                          (3)     "Escrow Agreement" shall mean that certain
Escrow Agreement among Borrowers, Lender, and Escrow Agent.

                          (4)     "Escrow Agent" shall mean Sterling Bank
&Trust, FSB, or any substitute thereof, from time to time, in accordance with the provisions of the Escrow Agreement.

                          (5)     "Escrow Funds" shall mean the monies
contained in the Escrow Account, from time to time, including all interest accrued thereon.





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


                          (6)     "Insolvency Event" shall mean any of the
Borrowers becomes insolvent, is unable to pay its debts as they become due in the ordinary course, makes an assignment for the benefit of creditors, files a voluntary petition under the United States Bankruptcy Code or any other insolvency or moratorium statute, or there is filed against any Company an involuntary petition under any such statute, provided however if such involuntary petition is dismissed within sixty (60) calendar days after filing, if no other Event of Default or Matured Event of Default exists, the Matured Event of Default based upon the Insolvency Event shall no longer be deemed to exist.

                          (7)     "Senior Debt" shall mean indebtedness,
including principal, interest, fees and other amounts [subject to Section 4 of the Request For Approval (in the form attached hereto)], due under any term loan, revolving credit facility, or other financing provided to Borrowers by a commercial bank lender acceptable to, and approved by, Lender [such acceptance and approval to be evidenced by a Senior Lender Approval (in the form attached hereto)], that is not subordinated to the payment of any other Debt [as defined in Section 1.11(ii) of the Credit Agreement] for the exclusive purposes of (a) warehousing of residential mortgage loans pending sale thereof to investors (including financing new mortgage loans originated or purchased for originators by that Borrower prior to their sale, or the refinancing of existing mortgage loans), and (b) the acquisition or retention of Qualifying Servicing Rights (as defined in the Credit Agreement) by that Borrower, and (c) working capital.

                          (8)     "Senior Debt Default" shall mean the
occurrence of any event, act, omission, failure, violation or other non-observance or non-performance by any of the Borrowers or any Person, of any covenant, condition, agreement, duty, provision, or undertaking under the Senior Debt Documents.

                          (9)     "Senior Debt Documents" shall mean any and
all documents, instruments, notes, agreements, and written memoranda, delivered in connection with, evidencing, and/or securing any Senior Debt, now or hereafter existing.

                         (10)     "Senior Debt To Net Worth Ratio" shall mean
that ratio determined by a fraction:





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                                  (a)      the numerator of which is the
aggregate principal amount of Senior Debt outstanding; and

                                  (b)      the denominator of which is Net
Worth (as defined in Section 1.43 of the Credit Agreement), plus the amount then accrued under Section 3(a) (1) of the Put Agreement referenced in the Loan Agreement.

                     (11) "Senior Lenders" shall mean the holders of the Senior Debt, who:

                                  (a)      have been approved by Lender (or by
Lender's Authorized Agent) by the execution of a Senior Lender Approval in the form attached hereto) after receipt by Lender of a Request For Approval in the form attached hereto; and

                                  (b)      have been authorized by the Senior
Lender Approval to receive delivery of a true copy of this Note; and

                                  (c)      have returned to Lender an executed
Counterpart (in the form attached hereto) of the Request For Approval.

                                        MCA Financial Corp.

                                        By:__________________________

                                           Its:______________________


                                        MCA Mortgage Corporation


                                        By:__________________________

                                           Its:______________________


                                        Mortgage Corporation of America

                                        By:__________________________

                                           Its:______________________



                                        Mortgage Corporation of America, Inc.

                                        By:__________________________

                                           Its:______________________





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
                                             Mortgage Corporation of America,
                                              Inc.

                                             By:_____________________________

                                                Its:_________________________

                                        MCA Realty Corporation

                                        By:____________________________

                                             Its:______________________


                                        Complete Financial Corp.

                                        By:____________________________

                                            Its:_______________________

                                        Securities Corporation of
                                            America

                                        By:____________________________

                                            Its:_______________________


Tax I.D. No. (MCA Financial Corp.)
38-3014001

Tax I.D. No. (MCA Mortgage Corporation)
38-2613174

Tax I.D. No. (Mortgage Corporation of America)
38-2509529

Tax I.D. No. (Mortgage Corporation of America, Inc.)
31-1371271

Tax I.D. No. (MCA Realty Corporation)
38-3114291

Tax I.D. No. (Complete Financial Corp.)
38-2566524

Tax I.D. No. (Securities Corporation of America)
38-3109309





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                              REQUEST FOR APPROVAL


         The undersigned Borrowers and Senior Lender hereby request approval of the following Senior Lender and Senior Debt; and (x) certify, represent, warrant and covenant that the information and documents submitted herewith in
Section 1, 2 and 3 are true and accurate, and (y) agree (except where separately started as to the Senior Lender or Borrowers) to the provisions of
Section 4, 5, 6 and 7.  Terms defined in the Subordinated Promissory Note (Term
Loan) dated July 18, 1996, as amended, modified, extended, or restated from time to time ("Note") have the same meanings when used herein, unless otherwise defined herein.

         1.      Name of Senior Lender:


         2.      Terms and Conditions of Senior Debt:

                 A.       Type of Senior Debt:

                 B. Maximum Principal Amount of Senior Debt that may be outstanding (including any formulas):

                 C.       Interest Rate of Senior Debt:

                 D.       Use of Proceeds of Senior Debt:

                 E.       Expiration/Termination/Due Date of Senior Debt:

         3.      Copies of Senior Debt Documents:

                 The undersigned hereby certify that attached hereto are true and accurate copies of the Senior Debt Documents.

         4.      Amendment/Modification/Waivers:

                 The Senior Lender and Borrowers hereby certify, represent, warrant and covenant that no amendments, modifications, or waivers of any terms, conditions, covenants, agreements, duties, provisions, or undertakings under the Senior Debt Document will be made





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                 without Lender's written consent, and no waiver of any breach, failure, violation, or other non-observance or non-performance under the Senior Debt Documents will be made without Lender's written consent, in any such case that results in an increase of the amount of the Senior Debt to which the Indebtedness is subordinated. The Lender's consent shall not be unreasonably withheld. In the event of any such increase, the provisions of Section 12C of the Subordinated Promissory Note (Term Loan) shall apply.

         5.      Notice of Senior Debt Default:

                 The Senior Lender hereby certifies, represents, warrants and covenants that it will deliver to Lender, a copy of any notice to any of the Borrowers, which sets forth a Senior Debt Default, provided further the failure to deliver such notice shall not affect the Subordination Agreements.

         6.      Senior Debt to Net Worth Ratio:

                 The Borrowers hereby certify, represent, warrant and covenant, that if this Request For Approval is approved, that after giving effect thereto, there will not be, on the date of execution of the Counterpart, (x) any violation of the Senior Debt to Net Worth Ratio, or (y) any Senior Lender Default.

         7.      Defaults:

                 The Borrowers hereby certify, represent, warrant and covenant that if this Request For Approval is approved, that after giving effect thereto, on the date of the execution of a Counterpart, that no Event of Default exists or will be created thereby.

         This Request for Approval is delivered in connection with the Note. This Request for Approval is executed on ______________, but effective as of the date of delivery of a Counterpart.

Senior Lender:                                     MCA Financial Corp.





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


___________________________             By:_____________________________

___________________________                   Its:______________________

___________________________
                                        MCA Mortgage Corporation

By:________________________

                                              Its:______________________


                                        Mortgage Corporation of America

                                        By:_____________________________

                                              Its:______________________





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

                                         Mortgage Corporation of America, Inc.

                                         By:_____________________________

                                              Its:_______________________

                                        MCA Realty Corporation

                                        By:______________________________

                                              Its:_______________________

                                        Complete Financial Corp.

                                        By:______________________________

                                              Its:_______________________

                                        Securities Corporation of America

                                        By:______________________________

                                              Its:_______________________

                             SENIOR LENDER APPROVAL

         The undersigned Authorized Agent of Lender hereby:

         1. Approves the Senior Lender and Senior Debt in reliance on the foregoing, provided however (x) a breach by the Borrowers of
                 Section 6 and 7 shall not affect the rights of the Senior Lender under the Subordination Agreements, and (y) a breach by Senior Lender of Section 4 or Section 5 shall be limited to the effect as therein provided.

         2. Authorizes a true copy of the Subordinated Promissory Note (Term Loan) to be delivered to Senior Lender.

         3. Agrees that the Subordination Agreements contained in the Subordinated Promissory Note (Term Loan) shall be in effect with respect to the Senior Debt and Senior Lender herein referenced, subject to Sections 3 and 4 above,





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

upon receipt by the undersigned Authorized Agent of an executed Counterpart hereof.

                                        The Board of Trustees of the
                                        Policemen and Firemen Retirement
                                        System of the City of Detroit

                                        By:  Plante & Moran, L.L.P.
                                             Its:  Authorized Agent

                                             By:______________________

                                                Its:__________________





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


                                  COUNTERPART

         The undersigned Senior Lender agrees to the Subordination Agreements contained in the Subordinated Promissory Note (Term Loan), subject to the matters set forth in the Request For Approval and specifically, without limiting the generality of the foregoing, certifies, represents, warrants and covenants that as of the Date hereof, the undersigned has not delivered a Notice of Senior Debt Default.

Date: ____________________                 ___________________________

                                           ___________________________

                                           ___________________________




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